UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2026

Easterly Government Properties, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-36834	47-2047728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 K Street NW Suite 775 North
Washington, District of Columbia		20006
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (202) 595-9500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DEA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

2026 Term Loan Agreement

On June 25, 2026, Easterly Government Properties, Inc. (the “Company”), its operating partnership, Easterly Government Properties LP (the “Operating Partnership”), and certain subsidiaries of the Operating Partnership entered into a term loan agreement (the “2026 Term Loan Agreement”) with PNC Bank, National Association, as administrative agent, U.S. Bank National Association and Truist Bank, as syndication agents, U.S. Bank National Association, PNC Capital Markets LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as joint lead arrangers, and U.S. Bank National Association, PNC Capital Markets LLC and Truist Securities, Inc., as joint bookrunners, and the initial lenders named therein (collectively, the “Lenders”).

The 2026 Term Loan Agreement provides for a $200.0 million senior unsecured term loan, which includes an accordion feature that provides the Company with additional capacity, subject to the satisfaction of customary terms and conditions, of up to $50.0 million for a total facility size of $250.0 million (the “2026 Term Loan”). The 2026 Term Loan will mature in June 2031.

Borrowings under the 2026 Term Loan will, at the Operating Partnership’s option, bear interest at floating rates equal to either (i) a fluctuating rate equal to the sum of (a) the highest of (x) PNC Bank’s base rate, (y) the federal funds effective rate plus 0.50% and (z) the one-month adjusted term secured overnight financing (“SOFR”) rate plus 1.00%, plus, in each case, (b) a margin ranging from 0.20% to 0.70% based on the Company’s leverage ratio, (ii) the daily simple SOFR (the “DSS”), or (iii) the term SOFR (the “Term SOFR”), plus, in the case of borrowings bearing interest at DSS or Term SOFR, a margin ranging from 1.20% to 1.70% based on the Company’s leverage ratio.

The 2026 Term Loan Agreement also contains certain customary covenants, including but not limited to financial covenants that require the Company to maintain maximum ratios of consolidated total indebtedness, consolidated secured indebtedness and consolidated secured recourse indebtedness to total asset value, and a minimum consolidated fixed charge ratio.

The Operating Partnership’s obligations under the 2026 Term Loan Agreement are initially fully and unconditionally guaranteed by the Company and certain of their subsidiaries.

Eleventh Amendment to 2016 Term Loan Agreement

On June 25, 2026, the Company, the Operating Partnership, and certain subsidiaries of the Operating Partnership entered into an eleventh amendment (the “Eleventh Amendment”) to its senior unsecured term loan agreement, dated as of September 29, 2016 (as amended, the “2016 Term Loan Agreement”), with PNC Bank, National Association, as administrative agent and a lender, and U.S. Bank National Association and Truist Bank, as lenders.

The Eleventh Amendment removes the credit spread adjustment applicable to SOFR-based borrowings under the 2016 Term Loan Agreement, consistent with the 2026 Term Loan Agreement. Other than the foregoing, the material terms of the 2016 Term Loan Agreement remain unchanged.

Certain of the banks and financial institutions that are parties to the 2026 Term Loan Agreement and/or the Eleventh Amendment and their respective affiliates have in the past provided, are currently providing, and in the future may continue to provide investment banking, commercial banking and other financial services to the Company and its affiliates in the ordinary course of business for which they have received and will receive customary compensation.

The foregoing description of the 2026 Term Loan Agreement and the Eleventh Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the 2026 Term Loan Agreement and the Eleventh Amendment, which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The terms of the direct financial obligations are summarized under Item 1.01 of this Current Report and are incorporated by reference in this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On June 30, 2026, the Company issued a press release announcing the terms of the 2026 Term Loan Agreement. A copy of that press release is furnished as Exhibit 99.1 to this Current Report. The information in this Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of

1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
10.1

Term Loan Agreement, dated as of June 25, 2026, by and among the Company, the Operating Partnership, the Guarantors named therein, PNC Bank, National Association, as Administrative Agent, U.S. Bank National Association and Truist Bank, as Syndication Agents, U.S. Bank National Association, PNC Capital Markets LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as Joint Lead Arrangers, and U.S. Bank National Association, PNC Capital Markets LLC, and Truist Securities, Inc., as Joint Bookrunners and the Initial Lenders named therein

10.2

Eleventh Amendment to Term Loan Agreement, dated as of June 25, 2026, by and among the Company, the Operating Partnership, the Guarantors named therein, PNC Bank, National Association, as Administrative Agent and a Lender, and U.S. Bank National Association and Truist Bank, as Lenders

99.1	Press Release, dated June 30, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERLY GOVERNMENT PROPERTIES, INC.

Date:	June 30, 2026	By:	/s/ Franklin V. Logan
Franklin V. Logan Executive Vice President, General Counsel and Secretary